Financial instruments	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial instruments [Text Block]

20) Financial instruments

Financial assets and financial liabilities at December 31, 2021 and December 31, 2020 were as follows:

	December 31,	December 31,
	2021	2020
Cash	$83,790	$79,145
Restricted cash	448	-
Trade and other receivables	22,172	13,791
Accounts payable and accrued liabilities	19,723	15,968
Debt	15,000	24,788

Refer to the liquidity risk discussion below regarding liabilities and refer to note 8 for lease liabilities.

The Company's risk exposures and the impact on the Company's financial instruments are summarized below. There have been no changes in the risks, objectives, policies and procedures from the previous year.

a) Fair value

IFRS requires that the Company disclose information about the fair value of its financial assets and liabilities. Fair value estimates are made based on relevant market information and information about the financial instrument.

These estimates are subjective in nature and involve uncertainties in significant matters of judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect these estimates.

The fair value hierarchy categorizes into three levels the inputs to valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs).

• Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date.

• Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly such as those derived from prices.

• Level 3 inputs are unobservable inputs for the asset or liability.

The carrying amounts for cash, restricted cash, other trade receivables and amounts receivable, accounts payable and accrued liabilities and debt in the consolidated statements of financial position approximate fair values because of the limited term of these instruments.

There have been no changes in the classification of financial instruments in the fair value hierarchy since December 31, 2020. The Company does not have any financial instruments measured using Level 3 inputs. The Company does not offset financial assets with financial liabilities and there were no transfers between Level 1 and Level 2 input financial instruments.

b) Credit risk

The Company's credit risk is primarily attributable to cash and amounts receivable.

The Company minimizes its credit risk with respect to cash by placing its funds on deposit with the highest rated banks in Canada, Ireland, the U.S. and Brazil. Financial instruments included in amounts receivable consist primarily of receivables from unrelated companies. Sales to customers outside of Brazil are protected either by the Company's credit insurance policies, which establishes credit limits for each customer, or by the Company requiring letters of credit or up-front payment prior to delivery occurring.

Of the total trade receivables balance of $22,144, $10,158 relates to customers in Brazil, which are not covered by the Company's credit insurance policies. The ratings for these companies range from B- to AAA. The Company applies the IFRS 9 simplified approach to measuring expected credit losses, which uses a lifetime expected loss allowance for all trade receivables.

To measure expected credit losses, trade receivables are grouped based on risk characteristics and due dates. At December 31, 2021, no amounts are past due and in the year ended December 31, 2021, the Company has not experienced any credit losses. At December 31, 2021, the loss allowance for trade receivables was determined to be $58 (December 31, 2020 - $51) and the movement is recognized as a component of finance costs (note 22). There have been no write offs of trade receivables.

c) Liquidity risk

The following table details the Company's expected remaining contractual cash flow requirements at December 31, 2021 for its financial liabilities with agreed repayment periods. Refer to note 8 for lease liabilities.

	Less than	6 months
	6 months	to 1 year	1 to 3 years	Over 3 years
Accounts payable and accrued liabilities (note 9)	$19,723	$-	$-	$-
Debt (note 10)	15,000	-	-	-
Total	$34,723	$-	$-	$-

The Company's principal sources of liquidity are its cash flows from operating activities and cash of $83,790 (December 31, 2020 - $79,145).

d) Market risk

Interest rate risk

The Company's interest rate exposure is limited to that portion of its debt that is subject to floating interest rates. At December 31, 2021, the Company had no debt that is subject to floating interest rates and does not have any exposure to floating interest rates.

Foreign currency risk

At December 31, 2021, the Company's outstanding debt is 100% denominated in U.S. dollars (December 31, 2020 - 100% U.S. dollar denominated).

The impact of fluctuations in foreign currency on cash balances and debt relates primarily to fluctuations between the U.S. dollar, the Canadian dollar, the Brazilian real and the Euro. At December 31, 2021, the Company's U.S. dollar functional currency entities had cash denominated in Canadian dollars and Euros and the Company's Brazilian real functional currency entities had cash and debt denominated in U.S. dollars.

A 5% change in the value of the Canadian dollar and the Euro relative to the U.S. dollar would affect the value of these cash balances at December 31, 2021 by approximately $700. A 5% change in the value of the Brazilian real relative to the U.S. dollar would affect the value of Brazilian real cash balances by approximately $197.

Price risk

The Company does not have any financial instruments with significant exposure to price risk. Following the recognition of trade receivables on the recognition of revenue, there is no significant remeasurement related to price risk.